SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 1999

                     R&B FALCON CORPORATION
     (Exact name of registrant as specified in its charter)

       Delaware                1-13729              76-0544217
   (State or other          (Commission          (I.R.S. Employer
   jurisdiction of          File Number)       Identification No.)
    incorporation)

             901 Threadneedle, Houston, TX   77079
     (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code  (281) 496-5000


Item 7. Financial Statements and Exhibits

       (c)  Exhibits

                    Exhibit 99 - Press Release dated May 19, 1999 - R&B Falcon announces receipt of notice from Petrobras of cancellation of the drilling contract on the semisubmersible Falcon 100.

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                R&B FALCON CORPORATION

                                By /s/W. K. Hillin
                                  --------------------
                                   W. K. Hillin
                                   Senior Vice President and
                                   General Counsel

Dated: May 21, 1999